Earnings Per Share	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
EARNINGS PER SHARE
37	EARNINGS PER SHARE

On November 5, 2024, the Company effected 49-for-1 reverse share split of its issued and outstanding ordinary shares. On April 3, 2025, the Company effected 20-for-1 reverse share split exercise. On September 16, 2025, the Company effected 30-for-1 reverse share split exercise.

Subsequently on February 27, 2026, the Company effected 60-for-1 reverse share split exercise. The reverse share split did not affect the total amount of shareholders’ equity.

In accordance with IAS 33, the weighted average number of outstanding shares used in the calculation of basic and diluted earnings per share for all prior periods presented has been retroactively adjusted to reflect both reverse share split exercises. This adjustment ensures comparability across all reporting periods.

The Company had outstanding warrants, convertible notes, and share options that could potentially dilute earnings per share in future periods.

For the year ended December 31, 2025, these potentially dilutive securities were excluded from the computation of diluted loss per share because the Company incurred a net loss during the year, and their inclusion would have been anti-dilutive. Accordingly, diluted loss per share is the same as basic loss per share.

The following table presents the impact of the reverse share splits on earnings per share:

Year ended	As Previously Reported	Adjusted for Reverse Share Split
Earnings per share – basic and diluted*

December 31, 2023 (US$)	0.20	353,254.27
December 31, 2024 (US$)	0.08	98,427.54

Weighted average number of ordinary shares used in computing earnings – basic and diluted*

December 31, 2023 (Number of ordinary shares)	38,027,579	22
December 31, 2024 (Number of ordinary shares)	100,718,632	80